Other operating income (expenses), net (Tables)	12 Months Ended
Dec. 31, 2019
Other operating income (expenses), net
Schedule of other operating income (expenses), net

	2019	2018	2017
Gain (loss) on acquisition of participations and interests (1)	1,048,924	(12,065)	451,095
(Loss) profit on sale of assets	(148,021)	(93,601)	40,227
Expense for legal provisions	(98,020)	(68,398)	(72,408)
Impairment loss of short–term assets	(90,441)	(105,692)	(68,800)
Expense for gas pipeline availability BOMT contracts (2)	—	—	(72,318)
Other income	344,354	244,301	227,607
	1,056,796	(35,455)	505,403

(1)	For 2019, this corresponds mainly to gains related to the business combination of Invercolsa S.A. (see Note 12)
(2)

Corresponds to the services rendered in connection with the BOMT contracts for the construction, operation, maintenance and transfer of gas pipelines with Transgas. This contract terminated in August 2017.